                                LOAN AGREEMENT


     This LOAN AGREEMENT (the "Agreement") is being entered into as of this 11th day of November, 1997, by and between AMERICAN CRAFT BREWING INTERNATIONAL LIMITED, a Bermuda company ("AmBrew" or "Company"), with offices at One Galleria Boulevard, Suite 1714, Metairie, Louisiana 70001 and ENTREPRENEURIAL INVESTORS, LTD. ("Holder"), whose address is Entrepreneurial Investors, Ltd., Citbank Building, 2nd Floor, East Mall Drive, P.O. Box 40643, Freeport, Bahamas.


                             W I T N E S S E T H:

     WHEREAS, Holder desires to loan (the "Loan") the Company Nine Hundred Thousand Dollars ($900,000.00) (the "Funds") and the Company desires to borrow the Funds from the Holder;

     WHEREAS, the Loan shall be senior to all other indebtedness of the Company;

     WHEREAS, the Loan and the Company shall be subject to the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Loan. On the date of this Agreement, Holder shall loan the Company the sum of Nine Hundred Thousand (U.S. $900,000.00). The Funds shall be delivered to the Company by wire transfer.

     2.  Note.

     (a) As evidence of the Loan, the Company shall execute and deliver to Holder a senior promissory note (the "Senior Note") substantially in the form attached hereto as Exhibit "A". The Senior Note shall be senior to all other indebtedness of the Company and shall not be subordinated.

     (b) The principal of the Senior Note shall be finally due and payable on March 31, 1998 (the "Maturity Date").

     (c) Interest on the Senior Note shall accrue at the rate of Ten Percent (10%) per annum (not compounded) and shall be due and payable on the Maturity Date. Interest on the Senior Note will be paid by the Company in cash, unless otherwise agreed by the Company and Holder in writing.

     3. Collateral. The Note will be secured and collateralized by the Company's pledge of (a) Nine Hundred Fifty (950) shares of the common stock, no par value per share, of AmBrew USA, Inc. represented by Certificate No. 2 registered in the name of Debtor; (b) Nine Hundred Ninety Nine (999) shares of the capital stock of Cerveceria Rio Bravo, S.A. de C.V. represented by Certificate No. 1 registered in the name of Debtor; (c) the sixty percent (60%) percentage interest of Debtor in Celtic Brew LLC (as evidenced by certified copies of (i) the Articles of Organization of Celtic Brew LLC, and (ii) the Operating Agreement of Celtic Brew LLC, such certified copies to be delivered to Holder on or prior to the date hereof), and (d) Four Thousand Seven Hundred and Forty Nine (4,749) shares of South China Brewing Company Limited represented by Certificate No. 17 registered in the name of Debtor (the items described in Sections 3(a) through 3(d) above are hereinafter collectively referred to as the "Collateral"), such pledge to be evidenced by a pledge agreement (the "Pledge Agreement") in substantially the form attached hereto as Exhibit "B". Concurrently with the execution of this Agreement, the Company hereby covenants and agrees to (i) execute and deliver the Pledge Agreement and the portion of the Collateral described in Sections 3(a) and 3(b) above to Cardinal International Bank & Trust Company, Ltd. (the "Escrow Agent"), (ii) deliver to Locke, Purnell, Rain, Harrell, P.C. (New Orleans office), as escrow agent for Holder, the portion of the Collateral described in Section 3(d) above, along with executed stock powers in blank, and (iii) execute and deliver to Holder any and all documents necessary to perfect the security interest of the portion of the Collateral described in Section 3(c) above.

     4.  Use of Proceeds.

     The Company will use the Funds for the continuing operations of the Company during the negotiations of a private placement of the Company's securities by Equity Services, Ltd. (the "Private Placement"). Nevertheless, even if the Private Placement is not consummated, the Company shall remain obligated to the Holder for the Loan.

     5.  Holder's Representations and Covenants.

     Holder represents, warrants, and covenants to Company as follows:

     (a) Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     (b) Holder understands that the Loan is being made in reliance on specific provisions of federal and state securities laws and that the Company is relying upon the trust and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Holder set forth herein in order to determine the applicability of such provisions.

     (c) Holder is capable of evaluating the risks and merits of this Loan by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters.

     (d) Holder has not employed any investment banker, broker, or finder or incurred any liability for any brokerage fees, commissions, or finder's fees in connection with the transactions contemplated by this Agreement.

     6. Company's Representations and Covenants. The Company represents, warrants, and covenants to Holder as follows:

     (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of Bermuda, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification.

     (b) The Company has registered the outstanding shares of its Common Stock pursuant to Section 12 of the Securities Exchanges Act of 1934, as amended (the "Exchange Act'), is in full compliance with all reporting requirements of the Exchange Act, and the Common Stock is quoted on the Nasdaq Small Cap Market (trading symbol ABREF).

     (c) The Company has furnished Holder with copies of its most recent Annual Report on Firm 10-K filed with the Securities and Exchange Commission (the "Commission") and all Forms 10-Q and 8-K filed thereafter, if any (collectively, the "Public Documents"). The Public Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     (d) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is the valid and binding agreement of the Company enforceable in accordance with its terms.

     (e) Except for Castle Developments Limited through Stephen L. Tebo, the Company has not employed any investment banker, broker, or finder or incurred any liability for any brokerage fees, commissions, or finder's fees in connection with the transactions contemplated by this Agreement.

     7. Proceeds of Loan. Holder and Company hereby agree that a portion of the proceeds of the Loan will be used as follows:

     (a) to pay off that certain One Hundred Thousand ($100,000) loan from Equity Services, Ltd. ("ESL") to Company;

     (b) to pay the following fees and expenses owed to ESL by Company, as follows:

               i)   One Hundred Eight Thousand Dollars ($108,000) as a loan fee;
                    and

               ii) Twenty Seven Thousand Dollars ($27,000) as a non-accountable expense allowance;

               iii) Five Thousand Dollars ($5,000) as reimbursement to ESL for attorney fees incurred; and

          (c) to pay a Eighteen Thousand Dollars ($18,000) fee to Capital Solutions, Inc.

     8.   Miscellaneous.

          (a) This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the rules governing the conflicts of laws.

          (b) Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder, including, without limitation, the fees and expenses of each such party's legal counsel.

          (c) All notices and other communications provided for or permitted hereunder will be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8:

          IF TO COMPANY:

               American Craft Brewing International Limited
               One Galleria Blvd., Suite 1714
               Metaire, Louisiana  70001
                Attn:  Peter W. H. Bordeaux, Chairman or
                     James Ake, Executive Vice-President
               Telephone:  (504) 849-2739
               Telecopier: (504) 849-2740

          WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

               Locke, Purnell, Rain, Harrell, P.C.
               601 Poydras St., Suite 2400
               New Orleans, Louisiana  70130
                Attn:  Donald Ensenat, Esq.
               Telephone:  (504) 558-5100
               Telecopier:  (504) 558-5200

          IF TO HOLDER:

               Entrepreneurial Investors, Ltd.
               Citbank Building, 2nd Floor
               East Mall Drive
               P.O. Box 40643
               Freeport, Bahamas
                Attn:  Mr. Robert E. Cordes, Director
               Telephone:  (242) 352-7063
               Telecopier: (242) 352-3932


          WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

               Novakov, Davidson & Flynn, P.C.
               2000 St. Paul Place
               750 N. St. Paul Street
               Dallas, Texas 75201-3286
               Attn:  I. Bobby Majumder, Esq.
               Telephone:  (214) 922-9221
               Telecopier: (214) 969-7557

All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) three (3) business days after being deposited in the mail, postage prepaid, if mailed; (iii) the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; or (iv) upon receipt, if telecopied.

          (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument, but in making proof of this Agreement, only one counterpart must be accounted for or produced.

          (e) Each party to this Agreement is entitled to rely on a facsimile signature of any other party to this Agreement upon receipt of facsimile transmission via telecopier. Any party initially providing his or her signature via telecopier will deliver an original signature page to the other party promptly after transmission of the facsimile.

          (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements relating thereto. This Agreement may not be amended or any provisions hereof waived in whole or in part, except by a written amendment signed by both of the parties.


                         COMPANY:

                         AMERICAN CRAFT BREWING
                         INTERNATIONAL LIMITED


                         By:  /s/  Peter W. H. Bordeaux
                            ------------------------------
                            PETER W. H. BORDEAUX, Chairman

                         HOLDER:

                         ENTREPRENEURIAL INVESTORS, LTD.


                         By:  /s/ Robert E. Cordes
                            ------------------------------
                            ROBERT E. CORDES, Director

                                  EXHIBIT "A"



                                  Senior Note


















EXHIBIT TO LOAN AGREEMENT
-------------------------

                                  EXHIBIT "B"



                               Pledge Agreement



















EXHIBIT TO LOAN AGREEMENT
-------------------------